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                    SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D. C.  20549



                                 FORM 8-K




                              CURRENT REPORT



                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                             November 14, 1995
                   -------------------------------------
                     (Date of earliest event reported)



                          BankAmerica Corporation
                   -------------------------------------
          (Exact name of registrant as specified in its charter)



   Delaware                          1-7377              94-1681731
- ------------------------------------------------------------------------
(State or other jurisdiction     (Commission           (I.R.S. Employer
  of incorporation)              File Number)     Identification Number)


Bank of America Center
555 California Street
San Francisco, California                                    94104
- ------------------------------------------------------------------------
(Address of principal executive offices)                   (Zip Code)



                                415-622-3530
- ------------------------------------------------------------------------
           (Registrant's telephone number, including area code)




4121261
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     Item 5.   Other Events.

     On November 14, 1995, BankAmerica Corporation ("BAC") announced that, effective December 1, 1995, Lewis W. Coleman, Vice Chairman of the Board and Chief Financial Officer of BAC, will resign as a BAC director and officer and Michael E. O'Neill will become Chief Financial Officer of BAC. Mr. O'Neill, head of Global Equity Investments for BAC, was the Chief Financial Officer of Continental Bank Corporation ("Continental") prior to its acquisition by BAC in 1994.





                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   BANKAMERICA CORPORATION
                                   -----------------------
                                        (Registrant)



Date:  November 14, 1995
                                By /s/ JAMES H. WILLIAMS
                                   ---------------------------
                                        James H. Williams
                                        Executive Vice President
                                        and Chief Accounting
                                        Officer



















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